SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2012 (May 4, 2012)

CHINA NUTRIFRUIT GROUP LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-34440	87-0395695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5th Floor, Chuangye Building, Chuangye Plaza
Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone
Daqing, Heilongjiang China 163316
(Address of principal executive offices, including zip code)

(86) 459-8972870
(Registrant’s telephone number, including area code)

5th Floor, Chuangye Building, Chuangye Plaza
Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone
Daqing, Heilongjiang 163316
People’s Republic of China
(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 4, 2012, Chun Wai Chan resigned as the director and a member and chairman of the Audit Committee of the Board of China Nutrifruit Group Limited (the “Company”), effective immediately. The resignation of Mr. Chan is not in connection with any known disagreement with the Company on any matter. On the same day, Colman Cheng resigned as the chief financial officer of the Company, effective immediately. The resignation of Mr. Cheng is not in connection with any known disagreement with the Company on any matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Daqing, China on May 10, 2012.

CHINA NUTRIFRUIT GROUP LIMITED

By:	/s/ Changjun Yu
Changjun Yu
Chief Executive Officer